      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 21, 1998
                                                     REGISTRATION NO. 333-
================================================================================

                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM SB-2
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                       ENLIGHTEN SOFTWARE SOLUTIONS, INC.
                 (NAME OF SMALL BUSINESS ISSUER IN ITS CHARTER)

            CALIFORNIA                            7372                            94-3008888
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                           999 BAKER WAY, FIFTH FLOOR
                          SAN MATEO, CALIFORNIA 94404
                                 (650) 578-0700

(ADDRESS AND TELEPHONE NUMBER OF PRINCIPAL EXECUTIVE OFFICE AND PRINCIPAL PLACE
                                  OF BUSINESS)

                            ------------------------

                               MICHAEL A. MORGAN
                            CHIEF FINANCIAL OFFICER
                       ENLIGHTEN SOFTWARE SOLUTIONS, INC.
                           999 BAKER WAY, FIFTH FLOOR
                          SAN MATEO, CALIFORNIA 94404
                                 (650) 578-0700

 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                            ------------------------
                                   Copies to:
                               ERIC J. LAPP, ESQ.
                        GRAY CARY WARE & FREIDENRICH LLP
                              400 HAMILTON AVENUE
                          PALO ALTO, CALIFORNIA 94301
                                 (650) 328-6561

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-50655

     If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If delivery of the prospectus is expected to be made pursuant to Rule 434 under the Securities Act, please check the following box. [ ]

                   CALCULATION OF ADDITIONAL REGISTRATION FEE

============================================================================================================================
                                                                    PROPOSED         PROPOSED MAXIMUM         AMOUNT OF
         TITLE OF EACH CLASS OF              AMOUNT TO BE       MAXIMUM OFFERING    AGGREGATE OFFERING      REGISTRATION
      SECURITIES TO BE REGISTERED             REGISTERED         PRICE PER SHARE         PRICE(1)                FEE
----------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value..............      125,000(2)             $3.625              $453,125               $134
============================================================================================================================

(1) Estimated solely for purposes of computing the registration fee.

(2) Reflects an increase in the offering size from 575,000 shares to 700,000 shares of which 575,000 shares were previously registered.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Registration Statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form SB-2 (Registration No. 333-50655) filed by Enlighten Software Solutions, Inc. (the "Company") with the Securities and Exchange Commission on April 22, 1998, as amended by Amendment No. 1 thereto filed on May 12, 1998, which was declared effective on May 14, 1998, are incorporated herein by reference. Attached to this Registration Statement is the final prospectus being filed pursuant to Rule 424(b)(1).

                                   SIGNATURES

     In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all the requirements of filing on Form SB-2 and authorized this Registration Statement to be signed on its behalf by the undersigned, in the City of San Mateo, State of California, on this 20th day of May, 1998.

                                          ENLIGHTEN SOFTWARE SOLUTIONS, INC.

                                          By:     /s/ MICHAEL A. MORGAN
                                            ------------------------------------
                                                     Michael A. Morgan
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                      SIGNATURE                                     TITLE                     DATE
                      ---------                                     -----                     ----
*                                                      President and Chief Executive     May 20, 1998
-----------------------------------------------------    Officer (Principal Executive
David D. Parker                                          Officer)

                /s/ MICHAEL A. MORGAN                  Vice President, Finance and       May 20, 1998
-----------------------------------------------------    Administration, Chief
                  Michael A. Morgan                      Financial Officer, Secretary
                                                         and Director (Principal
                                                         Financial and Accounting
                                                         Officer)

*                                                      Chairman of the Board of          May 20, 1998
-----------------------------------------------------    Directors
Michael Seashols

*                                                      Director                          May 20, 1998
-----------------------------------------------------
Peter J. McDonald

*                                                      Director                          May 20, 1998
-----------------------------------------------------
Peter J. Sprague

*                                                      Director                          May 20, 1998
-----------------------------------------------------
Bruce Cleveland

             *By: /s/ MICHAEL A. MORGAN
  -------------------------------------------------
                  Michael A. Morgan
                  Attorney-in-fact

                                 EXHIBIT INDEX

 EXHIBIT
  NUMBER                              DESCRIPTION
----------                            -----------
 1.1          Form of Selling Agency Agreement.
 5.1          Opinion of Gray Cary Ware & Freidenrich LLP ("GCWF")
23.1          Consent of KPMG Peat Marwick LLP.
23.2          Consent of GCWF (Included in Exhibit 5.1).

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